                                                                      EXHIBIT 99


                    TRIAD AUTOMOBILE RECEIVABLES TRUST 2002-A
                      Class A-1 1.72313% Asset Backed Notes
                       Class A-2 1.99% Asset Backed Notes
                       Class A-3 2.62% Asset Backed Notes
                       Class A-4 3.24% Asset Backed Notes
                       SCHEDULE B - SERVICER'S CERTIFICATE


This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among Triad Automobile Receivables Trust 2002-A, as Issuer, Triad Financial Corporation, as Servicer and Custodian, Triad Financial Special Purpose LLC, as Seller, and JPMorgan Chase Bank, as the Backup Servicer and Indenture Trustee, dated as of August 1, 2002. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.


COLLECTION PERIOD BEGINNING:            10/1/2002                                                                     ORIGINAL
COLLECTION PERIOD ENDING:              10/31/2002    PURCHASES             UNITS    CUT-OFF DATE    CLOSING DATE    POOL BALANCE
                                                     -------------------------------------------------------------------------------
PREV. DISTRIBUTION/CLOSE DATE:         10/15/2002    INITIAL PURCHASE      57,520      7/31/2002       8/21/2002      879,123,207.32
DISTRIBUTION DATE:                     11/12/2002    SUB. PURCHASE #1
DAYS OF INTEREST FOR PERIOD:                   28    SUB. PURCHASE #2
DAYS OF COLLECTION PERIOD                      31
                                                                       ------------------------------------------------------------
MONTHS SEASONED:                                3    TOTAL                 57,520                                     879,123,207.32


I.  ORIGINAL DEAL PARAMETERS


                                                        DOLLAR AMOUNT        # OF CONTRACTS
    Original Portfolio :                              $ 879,123,207.32            57,520

                                                                                              LEGAL FINAL
    Original Securities:                                DOLLAR AMOUNT            COUPON         MATURITY
        Class A-1 Notes                               $ 202,000,000.00          1.72313%        9/12/2003
        Class A-2 Notes                                 231,000,000.00          1.99000%        1/12/2006
        Class A-3 Notes                                 187,000,000.00          2.62000%        2/12/2007
        Class A-4 Notes                                 206,374,000.00          3.24000%        8/12/2009
        Class B Notes                                    52,749,207.32          8.00000%        8/12/2009
                                                     ------------------
          Total                                       $ 879,123,207.32


II.       COLLECTION PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:


    (1)   Beginning of period Aggregate Principal Balance                                                      (1)    852,977,495.03
                                                                                                                  ------------------

    (2)   Subsequent Receivables Added                                                                         (2)                 -
                                                                                                                  ------------------

          Monthly Principal Amounts

           (3)  Principal Portion of Scheduled Payments Received                   (3)     9,711,821.37
                                                                                      ------------------
           (4)  Principal Portion of Prepayments Received                          (4)     6,315,073.42
                                                                                      ------------------
           (5)  Principal Portion of Liquidated Receivables                        (5)       430,116.09
                                                                                      ------------------
           (6)  Aggregate Amount of Cram Down Losses                               (6)                -
                                                                                      ------------------
           (7)  Other Receivables adjustments                                      (7)                -
                                                                                      ------------------

           (8)  Total Principal Distributable Amounts                                                          (8)     16,457,010.88
                                                                                                                  ------------------

    (9)   End of Period Aggregate Principal Balance                                                            (9)    836,520,484.15
                                                                                                                  ==================

    (10)  Pool Factor  (Line 9 / Original Pool Balance)                                                       (10)          95.1540%
                                                                                                                  ==================


III.      COLLECTION PERIOD NOTE BALANCE CALCULATION:

                                     CLASS A-1       CLASS A-2        CLASS A-3        CLASS A-4       CLASS B           TOTAL
                                     ---------       ---------        ---------        ---------       -------           -----

    (11) Original Note Balance   $ 202,000,000.00  231,000,000.00   187,000,000.00  206,374,000.00  52,749,207.32  $ 879,123,207.32
                                 ---------------------------------------------------------------------------------------------------
    (12) Beginning of period
         Note Balance              156,778,533.03  231,000,000.00   187,000,000.00  206,374,000.00  52,749,207.32    833,901,740.35
                                 ---------------------------------------------------------------------------------------------------
    (13) Noteholders' Principal
         Distributable Amount       16,457,010.88               -                -               -              -     16,457,010.88
    (14) Class A Noteholders'
         Accelerated Principal
         Amount                      9,349,168.79               -                -               -                     9,349,168.79
    (15) Class A Noteholders'
         Principal Carryover
         Amount                                 -               -                -               -                                -
    (16) Policy Claim Amount                    -               -                -               -                                -
                                 ---------------------------------------------------------------------------------------------------

    (17) End of period Note
         Balance                   130,972,353.36  231,000,000.00   187,000,000.00  206,374,000.00  52,749,207.32    808,095,560.68
                                 ===================================================================================================
    (18) Note Pool Factors
         (Line 17 / Line 11)              64.8378%       100.0000%        100.0000%       100.0000%      100.0000%          91.9206%

    (19) Class A Noteholders'
         Ending Note Balance       755,346,353.36

    (20) Class B Noteholders'
         Ending Note Balance        52,749,207.32

    (21) Class A Noteholders'
         Beginning Note
         Balance                   781,152,533.03

    (22) Class B Noteholders'
         Beginning Note
         Balance                    52,749,207.32

    (23) Total Noteholders
         Principal Distribution
         for Collection Period      25,806,179.67

    (24) Total Noteholders
         Interest  Distribution
         for Collection Period       1,910,346.02

                    TRIAD AUTOMOBILE RECEIVABLES TRUST 2002-A
                      Class A-1 1.72313% Asset Backed Notes
                       Class A-2 1.99% Asset Backed Notes
                       Class A-3 2.62% Asset Backed Notes
                       Class A-4 3.24% Asset Backed Notes
                       SCHEDULE B - SERVICER'S CERTIFICATE



IV.       CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT:

    (25)  Total Monthly Principal Collection Amounts                                                          (25)     16,457,010.88
                                                                                                                  ------------------
    (26)  Required Pro Forma Class A Note Balance (88% x Line 9)                   (26)  736,138,026.05
                                                                                       -----------------
    (27)  Pro Forma Class A Note Balance (Line 21 minus Line 8)                    (27)  764,695,522.15
                                                                                       -----------------
    (28)  Step-Down Amount (Max of 0 or (Line 26 minus Line 27))                   (28)               -                            -
                                                                                       -----------------          ------------------
    (29)  Principal Distribution Amount (Line 25 minus Line 28)                                               (29)     16,457,010.88
                                                                                                                  ==================


V.        RECONCILIATION OF COLLECTION ACCOUNT:


          AVAILABLE FUNDS

          (30)  Interest Collections                                               (30)   12,755,333.49
                                                                                        ----------------
          (31)  Repurchased Loan Proceeds Related to Interest                      (31)               -
                                                                                        ----------------
          (32)  Principal Collections                                              (32)    9,711,821.37
                                                                                        ----------------
          (33)  Prepayments in Full                                                (33)    6,315,073.42
                                                                                        ----------------
          (34)  Prepayments in Full Due to Administrative Repurchases              (34)               -
                                                                                        ----------------
          (35)  Repurchased Loan Proceeds Related to Principal                     (35)               -
                                                                                        ----------------
          (36)  Collection of Supplemental Servicing - Extension and Late
                Fees                                                               (36)      166,532.13
                                                                                        ----------------
          (37)  Collection of Supplemental Servicing - Repo and Recovery
                Fees Advanced                                                      (37)               -
                                                                                        ----------------
          (38)  Liquidation Proceeds                                               (38)      178,327.00
                                                                                        ----------------
          (39)  Recoveries from Prior Month Charge-Offs                            (39)               -
                                                                                        ----------------
          (40)  Investment Earnings - Collection Account                           (40)       27,773.92
                                                                                        ----------------
          (41)  Investment Earnings - Spread Account                               (41)       36,600.70
                                                                                        ----------------
          (42)  Total Available Funds                                                                         (42)     29,191,462.03
                                                                                                                  ------------------

          DISTRIBUTIONS:

          (43)  Base Servicing Fee - to Servicer                                   (43)     1,599,332.80
                                                                                        ----------------
          (44)  Supplemental Servicing Fee - to Servicer                           (44)       224,288.87
                                                                                        ----------------
          (45)  Indenture Trustee Fees                                             (45)           250.00
                                                                                        ----------------
          (46)  Owner Trustee Fees                                                 (46)                -
                                                                                        ----------------
          (47)  Backup Servicer Fees                                               (47)                -
                                                                                        ----------------

          NOTEHOLDERS' INTEREST DISTRIBUTABLE AMOUNT

                               BEGINNING     INTEREST   INTEREST                        CALCULATED
                  CLASS      NOTE BALANCE   CARRYOVER     RATE     DAYS    DAYS BASIS   INTEREST
               ------------------------------------------------------------------------------------

          (48)  Class A-1   156,778,533.03      -       1.72313%    28    Act.Days/360   210,116.51     (48)      210,116.51
                                                                                                             ---------------
          (49)  Class A-2   231,000,000.00      -       1.99000%    30       30/360      383,075.00     (49)      383,075.00
                                                                                                             ---------------
          (50)  Class A-3   187,000,000.00      -       2.62000%    30       30/360      408,283.33     (50)      408,283.33
                                                                                                             ---------------
          (51)  Class A-4   206,374,000.00      -       3.24000%    30       30/360      557,209.80     (51)      557,209.80
                                                                                                             ---------------
          (52)   Class B     52,749,207.32      -       8.00000%    30       30/360      351,661.38     (52)      351,661.38
               ------------------------------------------------------------------------------------          ---------------

          NOTEHOLDERS' PRINCIPAL DISTRIBUTION AMOUNT

                              PRINCIPAL    PRINCIPAL    EXCESS        MANDATORY              TOTAL
                  CLASS      DISTRIBUTION  CARRYOVER   PRIN. DUE   NOTE PREPAYMENT         PRINCIPAL
               ---------------------------------------------------------------------------------------

          (53)  Class A-1   16,457,010.88      -           -             -           -   16,457,010.88  (53)   16,457,010.88
                                                                                                             ---------------
          (54)  Class A-2             -        -           -             -           -          -       (54)               -
                                                                                                             ---------------
          (55)  Class A-3             -        -           -             -           -          -       (55)               -
                                                                                                             ---------------
          (56)  Class A-4             -        -           -             -           -          -       (56)               -
                                                                                                             ---------------
          (57)   Class B              -        -           -             -           -          -       (57)               -
               ---------------------------------------------------------------------------------------       ---------------

          (58)  Insurer Premiums - to AMBAC                                        (58)      144,775.00
                                                                                        ----------------
          (59)  Total Distributions                                                                           (59)     20,336,003.57
                                                                                                                  ------------------
    (60)  Excess Available Funds (or Premium Claim Amount)                                                    (60)      8,855,458.46
                                                                                                                  ------------------
    (61)  Deposit to Spread Account to Increase to Required Level                                             (61)                 -
                                                                                                                  ------------------
    (62)  Amount available for Noteholders' Accelerated Principle Amount                                      (62)      8,855,458.46
                                                                                                                  ------------------
    (63)  Amount available for Deposit into the Note Distribution Account                                     (63)                 -
                                                                                                                  ------------------


VI.       CALCULATION OF ACCELERATED PRINCIPAL AMOUNT:

    (64)  Excess Available Funds After Amount to Increase Spread to Required
          Level (Line 60 minus Line 61)                                            (64)     8,855,458.46
                                                                                        ----------------
    (65)  Spread Account Balance in Excess of Required Spread Balance              (65)       493,710.33
                                                                                        ----------------
    (66)  Total Excess Funds Available                                             (66)    9,349,168.79
                                                                                        ----------------
    (67)  Pro Forma Class A Note Balance (Line 21 minus Line 8)                    (67)  764,695,522.15
                                                                                        ----------------
    (68)  Required Pro Forma Class A Note Balance (88% x Line 9)                   (68)  736,138,026.05
                                                                                        ----------------
    (69)  Excess of Pro Forma Balance over Required Balance (Line 67 minus
          Line 68)                                                                 (69)   28,557,496.10
                                                                                        ----------------
    (70)  Lesser of (Line 68) or (Line 69)                                         (70)   28,557,496.10
                                                                                        ----------------
    (71)  Accelerated Principal Amount (Lesser of Line 66 or 70)                                              (71)      9,349,168.79
                                                                                                                  ------------------

                    TRIAD AUTOMOBILE RECEIVABLES TRUST 2002-A
                      Class A-1 1.72313% Asset Backed Notes
                       Class A-2 1.99% Asset Backed Notes
                       Class A-3 2.62% Asset Backed Notes
                       Class A-4 3.24% Asset Backed Notes
                       SCHEDULE B - SERVICER'S CERTIFICATE


VII.      RECONCILIATION OF SPREAD ACCOUNT:                       INITIAL DEPOSIT                                        TOTAL

 (72)     INITIAL OR SUBSEQUENT SPREAD ACCOUNT DEPOSITS            26,373,696.22                                       26,373,696.22
                                                                   -------------                                   -----------------
 (73)     BEGINNING OF PERIOD SPREAD ACCOUNT BALANCE                                                          (73)     25,589,324.85
                                                                                                                   -----------------
          ADDITIONS TO SPREAD ACCOUNT
    (74)  Deposit from Collection Account (Line 61)                                (74)               -
                                                                                        ----------------
    (75)  Investments Earnings                                                     (75)       36,600.70
                                                                                        ----------------
    (76)  Deposits Related to Subsequent Receivables Purchases                     (76)               -
                                                                                        ----------------
    (77)  Total Additions                                                                                     (77)         36,600.70
                                                                                                                   -----------------
          SPREAD ACCOUNT BALANCE AVAILABLE FOR WITHDRAWALS
          AND SPREAD ACCOUNT REQUIREMENT AMOUNT                                                               (78)     25,625,925.55
                                                                                                                   -----------------

    (79)  3% of the Ending Pool Balance (3% x Line 9)                              (79)    25,095,614.52
                                                                                       -----------------

    (80)  Floor Amount (1.5% of Original Pool Balance)             13,186,848.11   (80)                -
                                                                   -------------       -----------------

    (81)  If a Spread Cap Event exists then 6% of the
          Ending Pool Balance                                                 -    (81)                -
                                                                   -------------       -----------------

    (82)  If a Trigger Event exists then an unlimited amount as
          determined by the Controlling Party                                      (82)               -
                                                                                       -----------------

    (83)  Spread Account Requirement                                                                          (83)     25,095,614.52
                                                                                                                   -----------------

          WITHDRAWALS FROM SPREAD ACCOUNT

    (84)  Withdrawal pursuant to Section 5.1(b) (Transfer Investment
          Earnings to the Collection Account)                                      (84)        36,600.70
                                                                                       -----------------
    (85)  Withdrawal pursuant to Section 5.7(Spread Account Draw Amount)           (85)                -
                                                                                       -----------------
    (86)  Withdrawal pursuant to Section 5.7(b)(x) (Unpaid
          amounts owed to the Insurer)                                             (86)                -
                                                                                       -----------------

    (87)  Withdrawal pursuant to Section 5.7(b)(xiii)
          (Other unpaid amounts owed to the Insurer)                               (87)                -
                                                                                       -----------------
    (88)  Withdrawal pursuant to Section 5.7(b)(xiv) (Note Distribution
          Account - Class A Noteholders' Accelerated Principal Amount)             (88)       493,710.33
                                                                                       -----------------
    (89)  Withdrawal pursuant to Section 5.7(b)(xv) (Note Distribution
          Account - Class B Noteholders' Principal)                                (89)                -
                                                                                       -----------------

    (90)  Total Withdrawals                                                        (90)       530,311.03
                                                                                       -----------------
                                                                                                              (91)       530,311.03
                                                                                                                   -----------------

          END OF PERIOD SPREAD ACCOUNT BALANCE                                                                (92)    25,095,614.52
                                                                                                                   -----------------


VIII.     CALCULATION OF OC LEVEL AND OC PERCENTAGE


    (93)  Aggregate Principal Balance                                              (93)   836,520,484.15
                                                                                        ----------------
    (94)  End of Period Class A Note Balance                                       (94)   755,346,353.36
                                                                                        ----------------
    (95)  Line 93 less Line 94                                                     (95)    81,174,130.79
                                                                                        ----------------
    (96)  OC Level (Line 95 / Line 93)                                             (96)            9.70%
                                                                                        ----------------
    (97)  Ending Spread Balance as of a percentage of Aggregate Principal
          Balance (Line 92 / Line 93)                                              (97)            3.00%
                                                                                        ----------------
    (98)  OC Percentage (Line 96 + Line 97)                                                                   (98)            12.70%
                                                                                                                   -----------------


IX.       AMOUNTS DUE TO CERTIFICATEHOLDER

     (99)  Beginning of Period Class B Noteholder Balance                                                      (99)    52,749,207.32
    (100)  Funds Available to the Class B Noteholder                                                          (100)                -
    (101)  Remaining Balance to the Certificateholder                                                         (101)                -




    By:    (S)/Mike Wilhelms
           --------------------------------
    Name:  Mike Wilhelms
    Title: Sr. VP & Chief Financial Officer
    Date:  7-Nov-2002

                   TRIAD AUTOMOBILE RECEIVABLES TRUST 2002-A
                      Class A-1 1.72313% Asset Backed Notes
                       Class A-2 1.99% Asset Backed Notes
                       Class A-3 2.62% Asset Backed Notes
                       Class A-4 3.24% Asset Backed Notes
                            STATEMENT TO NOTEHOLDERS


This Statement to Noteholders' has been prepared pursuant to Section 5.10 of the Sale and Servicing Agreement among Triad Automobile Receivables Trust 2002-A, as Issuer, Triad Financial Corporation, as Servicer and Custodian, Triad Financial Special Purpose LLC, as Seller, and JPMorgan Chase Bank, as the Backup Servicer and Indenture Trustee, dated as of August 1, 2002. Defined terms have the meaning assigned to them in the Sale and Servicing Agreement or in the other Transaction Documents.


COLLECTION PERIOD BEGINNING:     10/01/2002          Original Pool Balance                                          $ 879,123,207.32
COLLECTION PERIOD ENDING:        10/31/2002
PREV. DISTRIBUTION/CLOSE DATE:   10/15/2002          Beginning of Period Pool Balance                                 852,977,495.03
DISTRIBUTION DATE:               11/12/2002          Principal Reduction during preceding Collection Period            16,457,010.88
DAYS OF INTEREST FOR PERIOD:             28          End of Period Pool Balance                                     $ 836,520,484.15
DAYS IN COLLECTION PERIOD:               31
MONTHS SEASONED:                          3


I.       COLLECTION PERIOD NOTE BALANCE
         CALCULATION:              CLASS A-1         CLASS A-2         CLASS A-3        CLASS A-4       CLASS B            TOTAL

    (1)  Original Note
         Balance             (1) $202,000,000.00  $231,000,000.00  $187,000,000.00  $206,374,000.00  $52,749,207.32  $879,123,207.32
                                ----------------------------------------------------------------------------------------------------

    (2)  Beginning of
         Period Note
         Balance             (2)  156,778,533.03   231,000,000.00   187,000,000.00   206,374,000.00   52,749,207.32   833,901,740.35

    (3)  Note Principal
         Payments            (3)   25,806,179.67             0.00             0.00             0.00            0.00    25,806,179.67

    (4)  Preliminary End of
         period Note
         Balance             (4)  130,972,353.36   231,000,000.00   187,000,000.00   206,374,000.00   52,749,207.32   808,095,560.68
                                ----------------------------------------------------------------------------------------------------

    (5)  Policy Claim
         Amount              (5)            0.00             0.00             0.00             0.00            0.00             0.00

    (6)  End of period Note
         Balance             (6)  130,972,353.36   231,000,000.00   187,000,000.00   206,374,000.00   52,749,207.32   808,095,560.68
                                ====================================================================================================

    (7)  Note Pool Factors
         (6)/(1)             (7)     64.8377987%     100.0000000%     100.0000000%     100.0000000%    100.0000000%      91.9206266%
                                ====================================================================================================


II.      NOTE INTEREST DISTRIBUTION
         AND CARRYOVER AMOUNT         CLASS A-1         CLASS A-2        CLASS A-3        CLASS A-4       CLASS B          TOTAL

    (8)  Note Interest
         Payments            (8)      210,116.51       383,075.00       408,283.33       557,209.80      351,661.38     1,910,346.02
    (9)  Interest Carryover
         Amount              (9)            0.00             0.00             0.00             0.00            0.00             0.00


III.     DISTRIBUTION PER $1,000 OF
         ORIGINAL BALANCE             CLASS A-1         CLASS A-2        CLASS A-3        CLASS A-4       CLASS B          TOTAL

    (10) Principal
         Distribution        (10)         127.75             0.00             0.00             0.00            0.00           127.75
    (11) Interest
         Distribution        (11)           1.34             1.66             2.18             2.70            6.67            14.55
                                 ---------------------------------------------------------------------------------------------------
    (12) Total Distribution
         (10) + (11)         (12)         129.09             1.66             2.18             2.70            6.67           142.30


IV.       SERVICING FEE PAID TO THE SERVICER


    (13)  Base Servicing Fee Paid for the Prior Collection Period                                                    $ 1,599,332.80
    (14)  Supplemental Servicing Fee Paid for the Prior Collection Period                                                224,288.87
                                                                                                                   -----------------
    (15)  Total Fees Paid to the Servicer                                                                            $ 1,823,621.67


V.        COLLECTION PERIOD AND CUMULATIVE NUMBER OF RECEIVABLES CALCULATION:


                                                                                          CUMULATIVE                        MONTHLY
                                                                                        --------------------------------------------
                                                                                                                            <C
    (16)  Original Number of Receivables                                            (16)        57,520
                                                                                        --------------------------------------------
    (17)  Beginning of period number of Receivables                                 (17)        56,852                        56,852
    (18)  Number of Subsequent Receivables Purchased                                (18)             0                             0
    (19)  Number of Receivables becoming Liquidated Receivables during period       (19)            42                            28
    (20)  Number of Receivables becoming Purchased Receivables during period        (20)             7                             0
    (21)  Number of Receivables paid off during period                              (21)         1,082                           435
                                                                                        --------------------------------------------
    (22)  End of period number of Receivables                                       (22)        56,389                        56,389
                                                                                        --------------------------------------------


VI.       STATISTICAL DATA:  (CURRENT AND HISTORICAL)


                                                                                           ORIGINAL        PREV. MONTH       CURRENT
                                                                                        --------------------------------------------
    (23)  Weighted Average APR of the Receivables                                   (23)        18.03%        18.03%          18.03%
    (24)  Weighted Average Remaining Term of the Receivables                        (24)          60.3          58.8            57.8
    (25)  Weighted Average Original Term of Receivables                             (25)          64.7          64.8            64.8
    (26)  Average Receivable Balance                                                (26)       $15,284       $14,768         $14,835
    (27)  Aggregate Realized Losses                                                 (27)            $0       $99,099        $251,789
                                                                                        --------------------------------------------

                    TRIAD AUTOMOBILE RECEIVABLES TRUST 2002-A
                      Class A-1 1.72313% Asset Backed Notes
                       Class A-2 1.99% Asset Backed Notes
                       Class A-3 2.62% Asset Backed Notes
                       Class A-4 3.24% Asset Backed Notes
                            STATEMENT TO NOTEHOLDERS


VII.      DELINQUENCY SUMMARY: (PRECEDING COLLECTION PERIOD)


          Receivables with Scheduled Payment delinquent                           UNITS               DOLLARS           PERCENTAGE
                                                                           ---------------------------------------------------------
    (28)            31-60 days                                         (28)              1,978        $28,931,453              3.46%
    (29)            61-90 days                                         (29)                537          7,446,170              0.89%
    (30)            over 90 days                                       (30)                165          2,338,831              0.28%
                                                                           ---------------------------------------------------------
    (31)            Receivables with Scheduled Payment delinquent
                    more than 30 days at end of period                 (31)              2,680        $38,716,454              4.63%
                                                                           ---------------------------------------------------------


VIII.     NET LOSS RATE: (PRECEDING COLLECTION PERIOD)


    (32)  Total Net Liquidation Losses for the preceding Collection Period                                   (32)         251,789.09
    (33)  Beginning of Period Pool Balance                                                                   (33)     852,977,495.03
    (34)  Net Loss Rate                                                                                      (34)              0.03%



IX.       MONTHLY EXTENSION RATE (PRECEDING COLLECTION PERIOD)


    (35)  Aggregate Principal Balance of Receivables extended during the
          preceding collection period                                                                        (35)       3,659,706.15
    (36)  Beginning of Period Pool Balance                                                                   (36)     852,977,495.03
    (37)  Monthly Extension Rate                                                                             (37)              0.43%


X.        PERFORMANCE TESTS:


          DELINQUENCY RATE

            (38)    Receivables with Scheduled Payment delinquent > 60 days at
                    end of preceding collection period ( 29 + 30 )                  (38)    $9,785,001.03
                                                                                        ------------------
            (39)    End of period Principal Balance                                 (39)   836,520,484.15
                                                                                        ------------------
            (40)    Delinquency Ratio (38) divided by (39)                                                   (40)              1.17%
                                                                                                                 -------------------

            (41)    Delinquency Rate Trigger Level for the Preceding
                    Collection Period                                                                        (41)              0.50%
                                                                                                                 -------------------

            (42)    Preceding Collection Period Delinquency Rate Compliance                                  (42)      WAIVED
                                                                                                                 -------------------


          ROLLING AVERAGE NET LOSS RATE

            (43)    Net Loss Rate in Preceding Collection Period                    (43)            0.03%
                                                                                        ------------------
            (44)    Net Loss Rate in Second Preceding Collection Period             (44)            0.01%
                                                                                        ------------------
            (45)    Net Loss Rate in Third Preceding Collection Period              (45)            0.00%
                                                                                        ------------------

            (46)    Rolling Average Net Loss Rate ((43) +(44) +(45)) / 3                                     (46)              0.01%
                                                                                                                 -------------------

            (47)    Rolling Average Net Loss Rate Trigger Level for the
                    Preceding Collection Period                                                              (47)             14.00%
                                                                                                                 -------------------

            (48)    Preceding Collection Period Rolling Average Net Loss
                    Rate Compliance                                                                          (48)       PASS
                                                                                                                 -------------------


          AVERAGE MONTHLY EXTENSION RATE

            (49)    Principal Balance of Receivables extended during preceding
                    Collection Period                                               (49)           0.43%
                                                                                         -----------------
            (50)    Principal Balance of Receivables extended during the Second
                    Preceding Collection Period                                     (50)           0.24%
                                                                                         -----------------
            (51)    Principal Balance of Receivables extended during the Third
                    Preceding Collection Period                                     (51)           0.15%
                                                                                         -----------------

            (52)    Average Monthly Extension Rate ((49) +(50) +(51)) / 3                                    (52)              0.27%
                                                                                                                 -------------------

            (53)    Average Monthly Extension Rate Compliance (Extension Rate Maximum = 4%)                  (53)        PASS
                                                                                                                 -------------------




By:    (S)/Mike Wilhelms
       --------------------------------
Name:  Mike Wilhelms
Title: Sr. VP & Chief Financial Officer
Date:  7-Nov-2002



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